UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SmartStop Self Storage, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

H. Michael Schwartz, CEO of SmartStop Self Storage, Inc.

Email to the employees of SmartStop

June 15, 2015

Dear Fellow SmartStop Employees,

Eight years ago we embarked on a journey that began with the acquisition of our first self storage property in Biloxi, MS. Since that time, we have grown to 169 stores in 21 states and Toronto, Canada and become the largest non-traded self storage public REIT.

As a public company, we have a duty and obligation to our approximately 16,000 stockholders, to be good corporate stewards of their financial investment. That is the basis of my email. Today, our Board approved and we executed a merger agreement with Extra Space Storage. The transaction is estimated to close in the latter half of 2015. As part of the transaction, Extra Space will assume a third party management role for all of the Strategic Storage Trust II, Inc. and Strategic Storage Growth Trust, Inc. properties as well.

Sometimes change can be frightening, however, we believe this change is very exciting. Extra Space Storage has recognized the tremendous value of our properties, customer base and, of course, our employees. Extra Space is an excellent company with much to offer and many of you will transition there upon the close of this merger.

Undoubtedly, you are asking yourself, “How will this merger impact me”? A list of Frequently Asked Questions (FAQ) is attached, which we believe will address most of your questions. In addition, feel free to email any questions to the following address, which was created specifically to respond to any inquiries from our employees about the merger: questions@SmartStop.com.

Until the merger closes, we will be operating business as usual. Over the coming months, please remain 100% focused on executing your specific job duties and continue to drive performance during our busy rental season.

I would like to thank each and every one of you for the hard work and dedication you have demonstrated to help make SmartStop Self Storage the BEST in self storage and of course, “The Smarter Way to Store”!

Sincerely,

H. Michael Schwartz

Additional Information and Where to Find It

In connection with the proposed transaction, SmartStop will file with the SEC and mail or otherwise provide to its stockholders a proxy statement and other relevant materials, and hold a meeting of its stockholders to obtain the requisite stockholder approval. BEFORE MAKING ANY VOTING DECISION, SMARTSTOP’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement and other documents that SmartStop files with the SEC (when available) from the SEC’s website at www.sec.gov and SmartStop’s website at www.strategicstoragetrust.com. In addition, the proxy statement and other documents filed by SmartStop with the SEC (when available) may be obtained from SmartStop free of charge by directing a request to the following address: SmartStop Self Storage, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, or by calling (877) 327-3485.

Participants in the Proxy Solicitation

SmartStop and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from SmartStop’s stockholders with respect to the proposed acquisition of SmartStop by Extra Space. Security holders may obtain information regarding the names, affiliations and interests of such individuals in SmartStop’s Amendment to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014 and filed with the SEC on April 29, 2015. Additional information regarding the interests of such individuals in the proposed acquisition of SmartStop by Extra Space will be included in the proxy statement relating to such acquisition when it is filed with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the merger, the other transactions contemplated by the merger agreement and all other statements included herein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. SmartStop may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (ii) the failure to obtain the requisite approval of SmartStop’s stockholders or the failure to satisfy the other closing conditions to the merger or the other transactions contemplated by the merger agreement, (iii) risks related to disruption of management’s attention from SmartStop’s ongoing business operations due to the transaction, and (iv) the effect of the announcement of the merger on the ability of SmartStop to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and filed with the SEC on March 25, 2015, and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.